Segment Reporting (Details)	12 Months Ended
Jun. 30, 2025
Segment Reporting Information, Profit (Loss) [Abstract]
Description of segment information	The Company’s chief operating decision maker (“CODM”) is the Chief Executive Officer. The CODM regularly reviews financial information, including segment revenue, gross profit, significant segment expenses (selling expenses and general and administrative expenses), segment net income (loss), and segment assets to evaluate segment performance and allocate resources accordingly.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer